SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 20, 2006 (April 20, 2006)

GOODRICH PETROLEUM CORPORATION
(Exact name of Company as specified in its charter)

Delaware	001-7940	76-0466193
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

808 Travis Street, Suite 1320
Houston, Texas	77002
(Address of principal executive offices)	(Zip code)
Company’s telephone number, including area code: (713) 780-9494
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On April 20, 2006, Goodrich Petroleum Corporation (the “Company”) filed a Certificate of Retirement with the Secretary of State of the State of Delaware to retire the Company’s Series A Convertible Preferred Stock. No shares of the Series A Convertible Preferred Stock are outstanding. Attached as Exhibit 3.1 is the Certificate of Retirement.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Retirement of Series A Convertible Preferred Stock

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION (Company)
/s/ D. Hughes Watler, Jr.
D. Hughes Watler, Jr.
Senior Vice President & Chief Financial Officer

     Dated: April 20, 2006

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Retirement of Series A Convertible Preferred Stock